EXHIBIT 99.2

Consolidated Balance Sheets

Unaudited

Last updated July 25, 2005	Amounts in thousands

	At December 31,		Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,
	2000	2001	2002	2002	2002	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005
Assets
Current assets:
Cash and cash equivalents	17,128	6,258	4,334	6,128	6,924	8,038	8,216	8,116	8,294	8,360	8,352	8,912	41,636	18,944	33,155	30,292
Short-term investments	—	—	—	—	—	—	—	—	—	—	—	—	6,113	31,188	19,698	24,181
Accounts receivable	5,649	3,711	3,996	4,745	6,102	6,637	7,084	7,652	6,342	10,415	12,003	14,034	17,968	16,939	13,552	15,799
Term receivables	2,839	3,600	3,000	3,033	2,784	3,085	4,498	5,881	6,521	4,926	5,080	5,849	8,232	10,090	13,275	14,733
Less allowance for doubtful accounts	(941)	(728)	(660)	(641)	(593)	(519)	(616)	(521)	(768)	(902)	(1,221)	(1,274)	(2,626)	(1,581)	(1,627)	(1,608)
Prepaid expenses	526	510	437	475	646	466	853	711	1,021	509	1,017	1,778	1,265	1,255	1,272	1,196
Total current assets	25,201	13,351	11,107	13,740	15,863	17,707	20,035	21,839	21,410	23,308	25,231	29,299	72,588	76,835	79,325	84,593

Property and equipment, net	3,044	3,931	3,639	3,301	3,474	3,319	3,031	2,877	2,880	2,942	3,234	3,553	4,001	4,393	4,842	5,375
Term receivables, noncurrent	—	—	325	545	752	924	1,197	1,704	1,919	2,278	2,415	3,673	3,777	5,756	8,256	10,234
Intangible and other assets, net	496	1,343	1,361	1,264	1,157	1,152	990	911	938	858	1,145	1,068	1,157	1,325	1,232	2,028
Total assets	28,741	18,625	16,432	18,850	21,246	23,102	25,253	27,331	27,147	29,386	32,025	37,593	81,523	88,309	93,655	102,230

Liabilities, Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	2,819	2,335	1,563	1,574	1,878	2,039	2,229	2,591	3,234	3,179	4,197	4,293	5,452	5,435	6,397	6,600
Commissions and bonuses payable	1,025	531	509	685	731	1,076	925	974	1,197	1,636	1,469	2,133	2,248	2,648	1,971	2,550
Current portion of long-term debt	7	2,042	1,860	2,935	3,189	3,282	3,374	3,078	1,488	1,390	1,324	1,349	15	—	—	31
Deferred revenue	12,317	14,843	14,396	15,485	17,115	17,392	19,428	21,510	23,349	26,127	25,368	30,780	32,796	36,020	37,899	40,669
Total current liabilities	16,168	19,751	18,328	20,679	22,913	23,789	25,956	28,153	29,268	32,332	32,358	38,555	40,511	44,103	46,267	49,850

Deferred revenue, noncurrent	4,843	4,031	3,975	4,515	4,855	7,291	8,375	9,061	8,811	9,426	11,361	9,997	11,695	13,105	14,911	16,699
Long-term debt	—	1,185	1,131	1,006	1,127	940	720	753	626	484	1,046	1,377	—	—	—	131

Preferred stock	31,075	32,340	32,340	32,340	32,340	32,373	32,388	32,391	32,394	32,398	32,442	32,446	—	—	—	—

Stockholders’ equity (deficit):
Common stock and warrants	21	21	14	14	14	14	14	14	14	15	15	15	320	320	233	137
Additional paid-in capital	(1,109)	(1,051)	(1,042)	(966)	(958)	(986)	(984)	(987)	(922)	(912)	(807)	(721)	71,663	72,367	73,042	74,479
Other comprehensive income (loss)	(38)	(91)	(111)	(49)	(44)	(9)	(25)	1	21	73	(40)	(360)	(390)	(605)	(618)	(445)
Accumulated deficit	(22,219)	(37,561)	(38,203)	(38,689)	(39,001)	(40,310)	(41,191)	(42,055)	(43,065)	(44,430)	(44,350)	(43,716)	(42,276)	(40,981)	(40,180)	(38,621)
Total stockholders’ equity (deficit)	(23,345)	(38,682)	(39,342)	(39,690)	(39,989)	(41,291)	(42,186)	(43,027)	(43,952)	(45,254)	(45,182)	(44,782)	29,317	31,101	32,477	35,550
Total liabilities, preferred stock and stockholders’ equity (deficit)	28,741	18,625	16,432	18,850	21,246	23,102	25,253	27,331	27,147	29,386	32,025	37,593	81,523	88,309	93,655	102,230

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Consolidated Statements of Operations

Unaudited
Last updated July 25, 2005	Amounts in thousands, except per share data

	Fiscal Year		2002
	2000	2001	Q1	Q2	Q3	Q4	FY
Revenue:
Software, hosting and support	10,549	18,998	5,452	5,743	6,237	5,906	23,338
Professional services	758	2,009	615	712	901	1,375	3,603
Total revenue	11,307	21,007	6,067	6,455	7,138	7,281	26,941

Cost of revenue:
Software, hosting and support	3,306	4,636	990	1,039	1,090	1,160	4,279
Professional services	485	1,335	432	473	664	587	2,156
Total cost of revenue	3,791	5,971	1,422	1,512	1,754	1,747	6,435

Gross profit	7,516	15,036	4,645	4,943	5,384	5,534	20,506

Operating expenses:
Sales and marketing	20,756	22,050	3,497	3,758	3,900	4,784	15,939
Research and development	3,639	4,584	938	949	1,030	1,200	4,117
General and administrative	3,375	3,973	773	609	686	774	2,842
Total operating expenses	27,770	30,607	5,208	5,316	5,616	6,758	22,898

Operating income (loss)	(20,254)	(15,571)	(563)	(373)	(232)	(1,224)	(2,392)
Interest and other income (expense), net	607	229	(81)	(112)	(79)	(85)	(357)

Income (loss) before income taxes	(19,647)	(15,342)	(644)	(485)	(311)	(1,309)	(2,749)
Provision for income taxes	—	—	—	—	—	—	—
Net income (loss)	(19,647)	(15,342)	(644)	(485)	(311)	(1,309)	(2,749)

Net income (loss) per share:
Basic	$(1.42)	$(1.10)	$(0.05)	$(0.03)	$(0.02)	$(0.09)	$(0.19)
Diluted	$(1.42)	$(1.10)	$(0.05)	$(0.03)	$(0.02)	$(0.09)	$(0.19)

Shares used in the computation:
Basic	13,810	14,006	14,047	14,155	14,367	14,370	14,284
Diluted	13,810	14,006	14,047	14,155	14,367	14,370	14,284

	2003					2004					2005
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	YTD
Revenue:
Software, hosting and support	6,276	6,940	7,457	8,627	29,300	10,720	11,709	12,976	14,359	49,764	13,874	16,864	30,738
Professional services	1,531	1,304	1,763	1,981	6,579	2,137	3,053	3,450	3,360	12,000	4,468	4,214	8,682
Total revenue	7,807	8,244	9,220	10,608	35,879	12,857	14,762	16,426	17,719	61,764	18,342	21,078	39,420

Cost of revenue:
Software, hosting and support	1,225	1,337	1,342	1,359	5,263	1,579	1,636	1,729	1,797	6,741	2,064	2,276	4,340
Professional services	736	765	967	1,272	3,740	1,310	1,573	1,979	2,344	7,206	2,696	2,879	5,575
Total cost of revenue	1,961	2,102	2,309	2,631	9,003	2,889	3,209	3,708	4,141	13,947	4,760	5,155	9,915

Gross profit	5,846	6,142	6,911	7,977	26,876	9,968	11,553	12,718	13,578	47,817	13,582	15,923	29,505

Operating expenses:
Sales and marketing	4,402	4,696	5,389	6,322	20,809	6,848	8,037	8,055	9,046	31,986	9,457	10,557	20,014
Research and development	1,439	1,480	1,489	1,507	5,915	1,805	1,807	2,028	2,167	7,807	2,161	2,426	4,587
General and administrative	766	795	978	979	3,518	1,153	1,016	1,164	1,288	4,621	1,410	1,586	2,996
Total operating expenses	6,607	6,971	7,856	8,808	30,242	9,806	10,860	11,247	12,501	44,414	13,028	14,569	27,597

Operating income (loss)	(761)	(829)	(945)	(831)	(3,366)	162	693	1,471	1,077	3,403	554	1,354	1,908
Interest and other income (expense), net	(117)	(35)	(65)	2	(215)	(64)	(46)	30	226	146	292	331	623

Income (loss) before income taxes	(878)	(864)	(1,010)	(829)	(3,581)	98	647	1,501	1,303	3,549	846	1,685	2,531
Provision for income taxes	(3)	—	—	(536)	(539)	(18)	(13)	(61)	(8)	(100)	(45)	(126)	(171)
Net income (loss)	(881)	(864)	(1,010)	(1,365)	(4,120)	80	634	1,440	1,295	3,449	801	1,559	2,360

Net income (loss) per share:
Basic	$(0.06)	$(0.06)	$(0.07)	$(0.09)	$(0.28)	$0.01	$0.04	$0.06	$0.04	$0.17	$0.03	$0.05	$0.08
Diluted	$(0.06)	$(0.06)	$(0.07)	$(0.09)	$(0.28)	$0.00	$0.02	$0.05	$0.04	$0.12	$0.02	$0.05	$0.07

Shares used in the computation:
Basic	14,394	14,399	14,448	14,704	14,560	14,792	15,185	23,734	29,005	20,738	29,816	30,232	30,025
Diluted	14,394	14,399	14,448	14,704	14,560	25,143	26,187	30,671	33,665	29,177	33,559	33,367	33,477

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Supplemental Data Sheet

Unaudited

Last updated July 25, 2005

	Fiscal Year		2002
	2000	2001	Q1	Q2	Q3	Q4	FY
Revenue Mix (in thousands):
Term	6,504	15,757	5,051	4,904	4,868	4,987	19,810
Perpetual	4,045	3,241	401	839	1,369	919	3,528
Professional services	758	2,009	615	712	901	1,375	3,603
Total	11,307	21,007	6,067	6,455	7,138	7,281	26,941

Revenue Mix (% of total)
Term	57%	75%	83%	76%	68%	68%	74%
Perpetual	36%	15%	7%	13%	19%	13%	13%
Professional services	7%	10%	10%	11%	13%	19%	13%

Revenue by Geography (in thousands)
Americas	11,026	16,522	4,916	5,486	6,213	5,355	21,970
Europe	281	2,311	1,031	775	785	1,456	4,047
Asia Pacific	—	2,174	120	194	140	470	924

Revenue by Geography (% of total)
Americas	98%	79%	81%	85%	87%	74%	82%
Europe	2%	11%	17%	12%	11%	20%	15%
Asia Pacific	0%	10%	2%	3%	2%	6%	3%

Deferred Revenue (in thousands)
Current	12,317	14,843	14,396	15,485	17,115	17,392
Non-current	4,843	4,031	3,975	4,515	4,855	7,291
Total	17,160	18,874	18,371	20,000	21,970	24,683

Customers
New	593	361	65	46	51	65	227
Total active (>)	1,000	1,100	1,000	1,000	1,000	900
Percent hosted	62%	78%	76%	80%	82%	82%
Interactions (in millions)	n/a	n/a	26	35	42	43	146

Employees
Worldwide	346	222	214	208	219	234

	2003					2004					2005
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	YTD

Revenue Mix (in thousands):
Term	5,336	5,730	6,192	6,730	23,988	8,491	8,384	9,553	9,793	36,221	10,624	10,791	21,415
Perpetual	940	1,210	1,265	1,897	5,312	2,229	3,325	3,423	4,566	13,543	3,250	6,073	9,323
Professional services	1,531	1,304	1,763	1,981	6,579	2,137	3,053	3,450	3,360	12,000	4,468	4,214	8,682
Total	7,807	8,244	9,220	10,608	35,879	12,857	14,762	16,426	17,719	61,764	18,342	21,078	39,420

Revenue Mix (% of total)
Term	68%	69%	67%	63%	67%	66%	56%	58%	55%	59%	58%	51%	54%
Perpetual	12%	15%	14%	18%	15%	17%	23%	21%	26%	22%	18%	29%	24%
Professional services	20%	16%	19%	19%	18%	17%	21%	21%	19%	19%	24%	20%	22%

Revenue by Geography (in thousands)
Americas	6,050	5,731	5,622	7,198	24,601	9,188	10,955	12,421	12,635	45,199	13,757	16,652	30,409
Europe	1,587	1,651	2,692	2,413	8,343	2,443	3,553	3,188	3,608	12,792	2,751	3,372	6,123
Asia Pacific	170	862	906	997	2,935	1,226	254	817	1,476	3,773	1,834	1,054	2,888

Revenue by Geography (% of total)
Americas	78%	70%	61%	68%	69%	71%	74%	76%	72%	73%	75%	79%	77%
Europe	20%	20%	29%	23%	23%	19%	24%	19%	20%	21%	15%	16%	16%
Asia Pacific	2%	10%	10%	9%	8%	10%	2%	5%	8%	6%	10%	5%	7%

Deferred Revenue (in thousands)
Current	19,428	21,510	23,349	26,127		25,368	30,780	32,796	36,020		37,899	40,669
Non-current	8,375	9,061	8,811	9,426		11,361	9,997	11,695	13,105		14,911	16,699
Total	27,803	30,571	32,160	35,553		36,729	40,777	44,491	49,125		52,810	57,368

Customers
New	38	56	57	60	211	69	74	88	80	311	60	80	140
Total active (>)	900	900	900	1,000		1,000	1,100	1,100	1,200		1,200	1,300
Percent hosted	83%	83%	85%	85%		85%	85%	86%	87%		86%	86%
Interactions (in millions)	53	56	63	77	249	102	110	140	150	502	166	176	342

Employees
Worldwide	255	258	278	306		322	354	387	403		438	490

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

EXHIBIT 99.2

Consolidated Statements of Cash Flow

Unaudited	Amounts in thousands
Last updated July 25, 2005

	Fiscal Years		2002					2003
	2000	2001	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Operating activities
Net income (loss)	(19,647)	(15,342)	(644)	(485)	(311)	(1,309)	(2,749)	(881)	(864)	(1,010)	(1,365)	(4,120)
Noncash adjustments:
Depreciation and amortization	532	1,486	482	486	507	576	2,051	619	626	631	598	2,474
Provision for losses on accounts receivable	1,715	2,032	100	158	—	1	259	178	153	180	(34)	477
Changes in operating accounts:
Receivables	(6,846)	(1,295)	(187)	(1,117)	(1,343)	(989)	(3,636)	(2,216)	(2,583)	526	(2,405)	(6,678)
Prepaid expenses	(459)	(338)	—	(4)	(187)	96	(95)	(244)	169	(105)	24	(156)
Accounts payable and accrued liabilities	2,071	(435)	(772)	2	288	104	(378)	192	333	629	(114)	1,040
Commissions and bonusses payable	789	(510)	(22)	168	43	336	525	(152)	34	224	414	520
Deferred revenue	12,991	2,367	(497)	1,580	1,962	2,678	5,723	3,121	2,701	1,568	3,265	10,655
Other	114	(117)	25	55	106	57	243	(39)	(74)	(205)	425	107
Cash provided (used) by operating activities	(8,740)	(12,152)	(1,515)	843	1,065	1,550	1,943	578	495	2,438	808	4,319

Investing activities
Acquistion of property and equipment	(3,031)	(2,265)	(140)	(85)	(620)	(339)	(1,184)	(277)	(330)	(486)	(491)	(1,584)
Acquistion of intangilbe assets	(236)	(739)	—	—	—	—	—	—	—	(150)	—	(150)
Change in short-term investments, net	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	2	—	—	2	16	—	2	—	18
Cash used for investing activities	(3,267)	(3,004)	(140)	(83)	(620)	(339)	(1,182)	(261)	(330)	(634)	(491)	(1,716)

Financing activities
Net proceeds from (payments on) long-term debt	(8)	3,219	(270)	930	353	(117)	896	(150)	(285)	(1,739)	(259)	(2,433)
Proceeds from issuance of stock:	—
Preferred stock	14,955	1,026	—	—	—	—	—	—	—	—	—	—
Common stock issued under employee benefit plans	93	46	1	74	9	6	90	5	—	70	13	88
Initial public offering, net of offering costs	—	—	—	—	—	—	—	—	—	—	—	—
Other	(94)	—	—	—	—	—	—	—	—	—	—	—
Cash provided (used) by financing activities	14,946	4,291	(269)	1,004	362	(111)	986	(145)	(285)	(1,669)	(246)	(2,345)

Effect of foreign exchange rates	6	(5)	—	30	(11)	14	33	5	20	44	(5)	64

Net change in cash and cash equivalents	2,945	(10,870)	(1,924)	1,794	796	1,114	1,780	177	(100)	179	66	322

Cash and cash equivalents at beginning of period	14,183	17,128	6,258	4,334	6,128	6,924	6,258	8,038	8,215	8,115	8,294	8,038
Cash and cash equivalents at end of period	17,128	6,258	4,334	6,128	6,924	8,038	8,038	8,215	8,115	8,294	8,360	8,360

	2004					2005
	Q1	Q2	Q3	Q4	FY	Q1	Q2	YTD
Operating activities
Net income (loss)	80	634	1,440	1,295	3,449	801	1,559	2,360
Noncash adjustments:
Depreciation and amortization	624	711	746	709	2,790	742	828	1,570
Provision for losses on accounts receivable	85	117	349	(62)	489	52	(8)	44
Changes in operating accounts:
Receivables	(1,550)	(4,178)	(5,366)	(3,563)	(14,657)	(2,402)	(5,866)	(8,268)
Prepaid expenses	(261)	(536)	(344)	(23)	(1,164)	(44)	67	23
Accounts payable and accrued liabilities	580	438	532	425	1,975	984	373	1,357
Commissions and bonusses payable	(175)	671	102	390	988	(663)	588	(75)
Deferred revenue	1,117	4,406	3,694	4,103	13,320	3,819	4,941	8,760
Other	(167)	(241)	(90)	46	(452)	(50)	82	32
Cash provided (used) by operating activities	333	2,022	1,063	3,320	6,738	3,239	2,564	5,803

Investing activities
Acquistion of property and equipment	(761)	(858)	(1,004)	(957)	(3,580)	(1,078)	(1,070)	(2,148)
Acquistion of intangilbe assets	—	(406)	(95)	(190)	(691)	—	(1,012)	(1,012)
Change in short-term investments, net	—	—	(6,113)	(25,075)	(31,188)	11,488	(4,483)	7,005
Other	—	1	—	2	3	—	—	—
Cash used for investing activities	(761)	(1,263)	(7,212)	(26,220)	(35,456)	10,410	(6,565)	3,845

Financing activities
Net proceeds from (payments on) long-term debt	474	341	(2,713)	(15)	(1,913)	—	—	—
Proceeds from issuance of stock:
Preferred stock	—	—	—	—	—	—	—	—
Common stock issued under employee benefit plans	111	90	105	870	1,176	588	1,217	1,805
Initial public offering, net of offering costs	(172)	(603)	41,462	(715)	39,972	—	—	—
Other	(2)	—	—	—	(2)	—	—	—
Cash provided (used) by financing activities	411	(172)	38,854	140	39,233	588	1,217	1,805

Effect of foreign exchange rates	9	(27)	19	68	69	(26)	(79)	(105)

Net change in cash and cash equivalents	(8)	560	32,724	(22,692)	10,584	14,211	(2,863)	11,348

Cash and cash equivalents at beginning of period	8,360	8,352	8,912	41,636	8,360	18,944	33,155	18,944
Cash and cash equivalents at end of period	8,352	8,912	41,636	18,944	18,944	33,155	30,292	30,292

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.